Pricing Supplement No. 18 Dated April 3, 1998
(To Prospectus dated December 6, 1996  Files No. 33-63823 and
 File No. 333-15401:)
Filed Pursuant to:  Rule 424 (b) (3)





                                 $450,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series F
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                               April 8, 1998

Maturity Date:                               April 7,  2000

Principal Amount:                            $25,000,000.00

Price to Public:                             100%

Interest Rate:                               5.86%

Interest Payment Dates:                      March 1 and Sept. 1


Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:                    N/A

Optional Repayment Date:                     N/A

Agent's Discount or Commission:              $62,500.00

Cusip Number:                                20033R FB 0